Arbitral Award Against Venezuela Related to the Brisas Project:	12 Months Ended
Dec. 31, 2014
Arbitral Award Against Venezuela Related to the Brisas Project: [Abstract]
Arbitral Award Against Venezuela Related to the Brisas Project:

Note 3.      Arbitral Award Against Venezuela Related to the Brisas Project:

In October 2009, Gold Reserve initiated a claim (the "Brisas Arbitration") under the Additional Facility Rules of the ICSID of the World Bank to seek compensation for the losses caused by the wrongful actions of Venezuela that terminated the Brisas Project in violation of the terms of the Treaty between the Government of Canada and the Government of Venezuela for the Promotion and Protection of Investments (the "Canada-Venezuela BIT"). (Gold Reserve Inc. v. Bolivarian Republic of Venezuela (ICSID Case No. ARB(AF)/09/1)).

The September 22, 2014 ICSID Arbitral Award

On September 22, 2014, the ICSID Tribunal unanimously awarded to the Company the Arbitral Award totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total, as of September 22, 2014, of $740.3 million. The Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually, which currently approximates $52,000 per day.

An ICSID Additional Facility Award is enforceable globally in jurisdictions that allow for the recognition and enforcement of commercial arbitral awards.  There exists an international instrument created for the purpose of facilitating such recognition and enforcement, the United Nations Convention for the Recognition and Enforcement of Foreign Arbitral Awards (June 10, 1958), 21 U.S.T. 2517, 330 U.N.T.S. 38 (the "New York Convention") to which over 150 countries, including the United States, are a party.  Under the New York Convention, arbitral awards may be recognized as a judgment of the court and execution may be done by attaching assets belonging to the award debtor.

Payment Demand Letter

Subsequent to the issuance of the Arbitral Award, Gold Reserve sent a demand letter to Venezuela and commenced efforts to ensure the enforcement and collection of the Award. Shortly thereafter, representatives from Venezuela and the Company met in the first of several meetings to discuss the satisfaction of the Award. No agreement has been reached to-date. Although the Company currently believes that Venezuela will ultimately honor its international obligations, there can be no assurances in this regard and management anticipates that Venezuela will make every effort to challenge the validity and/or amount of the Arbitral Award in the near term and vigorously oppose any action the Company may take in the various jurisdictions around the world to effect full enforcement and payment of the Award. Management is pursuing any and all means to ensure timely payment by the government of Venezuela and is fully engaged in executing its strategy to ensure the recognition and collection of the Arbitral Award.

The Company remains firmly committed to the enforcement and collection of the Arbitral Award including accrued interest in full and will continue to vigorously pursue all available remedies accordingly in every jurisdiction where it perceives that it can draw a benefit that will bring it closer to the collection of the Arbitral Award.

The December 15, 2014 Reconfirmation of Arbitral Award

The ICSID Additional Facility Arbitration Rules allow only three types of post-award remedies -interpretation (Article 55), correction (Article 56), and supplementary decisions (Article 57). Each of these procedures must be initiated within 45 days of the issuance of an award for any further remedy before the ICSID Tribunal.

Within the 45 day time period, both Venezuela and the Company filed requests for the ICSID Tribunal to correct what each party identified as "clerical, arithmetical or similar errors" in the Award as is permitted by Article 56 of the arbitration rules of ICSID's Additional Facility ("Article 56"). While the Company identified what it considered an inadvertent arithmetic error that warranted an increase in the Award of approximately $50 million, Venezuela identified what it contended were significant inadvertent arithmetic errors that it argued supported a reduction of the Award by approximately $361 million (more than 50% of the original Award). On November 13, 2014, the Company and Venezuela submitted replies to each party's request for corrections of the Award.

 After considering both parties' submissions the Tribunal, on December 15, 2014, denied both parties' requests for correction and reaffirmed, in a written decision, the Award originally rendered in favor of Gold Reserve on September 22, 2014 (the "December 15th Decision"). The conclusion of this proceeding marked the end of the Tribunal's jurisdiction with respect to the Award.

Legal Activities in France

The Award was issued by a Tribunal constituted pursuant to the arbitration rules of ICSID's Additional Facility and, by agreement of the parties, the seat of the Tribunal was in Paris.  As a consequence, the Award is subject to review by the French courts.

Requests for Annulment

Application for Annulment of the September 22, 2014 ICSID Arbitral Award

In late October 2014, Venezuela filed an application before the Paris Court of Appeal, declaring its intent to have the September 2014 Award annulled or set aside. This procedure does not permit a review on the merits of the Award, or to re-try the case heard by the Tribunal. Under the applicable rules of procedure, Venezuela had 5 months, or until March 20, 2015, to state its case relating to the annulment or setting aside of the Award, which it did on March 20, 2015.  According to the schedule established by the Paris Court of Appeal, written pleadings are to be closed by October 15, 2015 and the hearing of Venezuela's application to annul is to take place on November 3, 2015.   At this stage, the Company expects that a judgment on Venezuela's application will be rendered before the end of the year, although this is a matter over which the Company has no control

 Application for Annulment of the December 15, 2014 Reconfirmation of Arbitral Award

Venezuela has filed before the Paris Court of Appeal another application to annul an arbitral award, the December 15th Decision of the Tribunal dismissing Venezuela's motion to correct the Award pursuant to which Venezuela was alleging that through various "clerical, arithmetical or similar errors", the Tribunal had incorrectly awarded the Company an excess of $361 million in damages (see December 15, 2014 Reconfirmation of Arbitral Award above).  The process will be the same as in the annulment proceedings related to the September 22, 2014 Award with the Court establishing a pleading and hearing schedule after Venezuela files its case on or before June 5, 2015. The existence of the annulment proceedings of the September 22, 2014 Award, and/or the December 15, 2014 reconfirmation of the Award, does not affect the finality of the Award or its enforceability in the interim.

Petition for Exequatur

In early November 2014, the Company filed a petition before the Paris Court of Appeal, the same court handling Venezuela's application for annulment, to obtain an order of exequatur for the recognition of the Company's Award as a judgment of the Court. Venezuela filed a submission opposing the Company's request for exequatur and, in the alternative, requested a stay of execution pending the determination of its application for annulment of the Award.  On January 8, 2015, the Paris Court of Appeal heard oral submissions by the parties regarding the Company's petition for exequatur and Venezuela's request to stay execution.

On January 29, 2015, the Paris Court of Appeal granted the Company's petition for exequatur. Moreover, the Court dismissed Venezuela's request to stay the execution of the Award pending the outcome of its application to annul the Award, holding that none of the grounds alleged by Venezuela (including the lack of jurisdiction of the Tribunal, the violation of international public order, or alleged errors in the calculation of the damages awarded) constituted a sufficient reason to stay the execution of the Award pending the annulment proceedings.

The exequatur or recognition of the Company's ICSID Award as a judgement of the Court, granted on January 29, 2015, is not appealable and remains in full force and effect since Venezuela was denied its motion to stay the execution of the Award.

Legal Activities in US District Court for the District of Columbia

On November 26, 2014 the Company filed, in the US District Court for the District of Columbia ("DDC"), a petition to confirm the Award dated September 22, 2014.  Once the Award is confirmed it will be enforceable in the United States as a judgment of the court.

The initial step for the proceeding was to serve Venezuela with the petition and other related documents. Venezuela avoided service, refused, among other things, to authorize its U.S. counsel to accept service and otherwise contested the validity of service, raising non-meritorious and irrelevant objections to service. As a result of that refusal to accept service, on December 31, 2014, the Company initiated service in accordance with the statutory provision of the United States Code, and the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents in Civil or Commercial Matters.

 Receipt of the documents on January 8, 2015, was acknowledged by letter from the Venezuelan Foreign Ministry dated January 26, 2015, but Venezuela contested the validity of the service, raising non-meritorious and irrelevant objections to service. Therefore, the Company believed Venezuela was properly served on January 8, 2015 and at the expiry of the 60-day period following the service of the documents, the Company, on March 26, 2015, requested the Clerk of the DDC to enter default against Venezuela, on the basis that the documents had been duly received by the proper recipient of the service process.  The Clerk agreed with the position of the Company and entered default on March 27, 2015. To avoid default, Venezuela after close of business on March 27, 2015, the same day that the default was entered, made a filing opposing the entry of default and requesting that it be set aside.

Filing by the Company of a response to Venezuela's opposition and subsequent discussions between the parties led Venezuela to agree, on April 15, 2015, to accept service of Gold Reserve's Petition to confirm the Award and further agree to respond to the Petition within sixty (60) days of the agreed service date, i.e., on or before June 12, 2015. As part of the agreement Gold Reserve agreed to vacate the clerk's entry of default entered on March 27, 2015 against Venezuela.  The agreement has been recorded in an Order of the DDC dated April 15, 2015.

The Company's intention is to move expeditiously towards obtaining confirmation of the Award in the U.S. and consider enforcement options in due course.

Legal Activities in Luxembourg

On October 28, 2014, the Company filed for and was granted an exequatur (recognition and execution) of the Award by Tribunal d'arrondissement de et à Luxembourg. As a result, the Company is free to proceed with conservatory actions against Venezuela's assets in the Grand Duchy of Luxembourg. On January 12, 2015, Venezuela filed a notice of appeal of this decision in the Cour d'appel de Luxembourg (the "Luxembourg Court of Appeal") asking for a stay of execution pending the determination of its application to annul the Award before the Paris Court of Appeal.

The Luxembourg Court of Appeal recently issued a scheduling direction, dividing Venezuela's arguments in two and ordering that the arguments on form and the request for stay of execution be heard together, on May 21, 2015. In accordance with the scheduling direction, the Company filed its response to Venezuela's first set of arguments, on March 16, 2015.

Following the granting of the exequatur, the Company, on several occasions, served on various Luxembourg banks the equivalent of writs of garnishment relating to over US $700 million interest payments on Venezuela sovereign bonds and any other funds owned by Venezuela. These banks were chosen because they are designated as paying agents or transfer agents in listing memoranda relating to various bonds issued by Venezuela and listed on the Luxembourg Stock Exchange. So far, the banks have denied holding funds for the account of Venezuela, which appears to contradict the information contained in the listing memoranda. As a result, the Company intends to have the issue determined by the appropriate court or judge having jurisdiction in Luxembourg over such matters.

The Company's Intent to Distribute Collection of the Arbitral Award to Shareholders

Subject to applicable regulatory requirements regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the ICSID Award including payments pursuant to the terms of the convertible notes (if not otherwise converted), Interest Notes, CVR's, Bonus Plan and Retention Plan (all as defined herein) or undertakings made to a court of law, the Company's current plans are to distribute to its shareholders, in the most cost efficient manner, a substantial majority of any net proceeds.

Obligations Due Upon Collection of Arbitral Award and Sale of Brisas Technical Mining Data

The Board of Directors (the "Board") approved a Bonus Pool Plan ("Bonus Plan") in May 2012, which is intended to reward the participants, including executive officers, employees, directors and consultants, for their past and future contributions including their efforts related to the development of the Brisas Project, execution of the Brisas Arbitration and the collection of an award, if any. The bonus pool under the Bonus Plan will generally be comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes times 1% of the first $200 million and 5% thereafter. Participation in the Bonus Plan vests upon the participant's selection by the Committee of independent directors, subject to voluntary termination of employment or termination for cause. The Company also maintains the Gold Reserve Director and Employee Retention Plan (See Note 9, Stock Based Compensation Plans).  Units ("Retention Units") granted under the plan become fully vested and payable upon: (1) collection of proceeds from the Arbitral Award and/or sale of mining data and the Company agrees to distribute a substantial majority of the proceeds to its shareholders or, (2) the event of a change of control. The Company currently does not accrue a liability for the Bonus or Retention Plan as events required for payment under the Plans have not yet occurred.

The Company has outstanding contingent value rights ("CVR's") which entitles each note holder that participated in the 2012 Restructuring (as defined herein) to receive, net of certain deductions (including income tax calculation and the payment of current obligations of the Company), a pro rata portion of a maximum aggregate amount of 5.468% of the proceeds actually received by the Company with respect to the Brisas Arbitration proceedings or disposition of the technical data related to the development of the Brisas Project that was compiled by the Company (the "Brisas Project Technical Mining Data"). The proceeds, if any, could be cash, commodities, bonds, shares and/or any other consideration received by the Company and if such proceeds are other than cash, the fair market value of such non-cash proceeds, net of any required deductions (e.g., for taxes) will be subject to the CVR's and will become an obligation of the Company only as the Arbitral Award is collected.

Included in accounts payable is approximately $2.9 million which represents legal fees deferred during the arbitration but now payable as a result of the Arbitral Award. In addition, the Company is obligated to pay contingent legal fees of approximately $1.7 million due upon the collection of the Award.